Exhibit 99.3

Clayton Banks

Combined balance sheets

(unaudited)

(dollars in thousands, except for per share amounts)

	March 31, 2017	December 31, 2016

ASSETS
Cash and cash equivalents
Cash and due from banks	$37,856	$37,735
Federal funds sold	—	11,857

Total cash and cash equivalents	37,856	49,592

Securities
Securities available for sale, at fair value	51,133	52,981
Securities held to maturity, at cost	13,601	13,691

Total securities	64,734	66,672

Loans, net of discounts and unearned income	1,066,193	1,052,570
Less: allowance for loan losses	20,519	20,395

Net loans	1,045,674	1,032,175

Other assets
Premises and equipment, net of accumulated depreciation	22,570	22,662
Goodwill	8,425	8,425
Federal Home Loan Bank stock, at cost	3,370	3,370
Accrued interest receivable	4,922	5,050
Other real estate owned	3,207	3,103
Cash surrender value of life insurance	466	464
Repossessed assets	3,674	263
Other	4,346	3,040

Total other assets	50,980	46,377

Total assets	$1,199,244	$1,194,816

LIABILITIES AND SHAREHOLDER’S EQUITY

Liabilities
Deposits
Non-interest bearing	$205,133	$193,525
Interest bearing	723,526	724,849

Total deposits	928,659	918,374
Federal funds purchased	695	308
Federal Home Loan Bank advances	49,399	52,414
Accrued interest payable	600	553
Other liabilities	6,301	9,590

Total liabilities	985,654	981,239

Shareholder’s Equity
CBT Common stock, $25 par value; authorized 200,000 shares; 153,600 shares issued and outstanding and ACB Common stock $362.09 par value; authorized 105,000; 1,000 shares issued and outstanding	4,202	4,202
Additional paid in capital	89,902	89,902
Retained earnings	118,178	118,389
Accumulated other comprehensive income, net of applicable taxes	1,308	1,084

Total shareholder’s equity	213,590	213,577

Total liabilities and shareholder’s equity	$1,199,244	$1,194,816

See accompanying notes to unaudited combined financial statements.

Clayton Banks

Combined statements of income

(unaudited)

(dollars in thousands)

	Three Months Ended March 31,
	2017	2016
Interest income
Loans, including fees	$16,659	$14,555
Securities	532	610
Other	85	80

Total interest income	17,276	15,245

Interest expense
Deposits	1,439	1,319
Other borrowings	329	314

Total interest expense	1,768	1,633

Net interest income	15,508	13,612
Provision for loan losses	230	—

Net interest income after provision for loan losses	15,278	13,612

Non-interest income
Service charges on deposit accounts	200	198
Trust fee income	221	172
Net loss on sales of foreclosed real estate owned and fixed assets	(51)	(117)
Loan servicing income	549	475
Other non-interest income	624	543

Total non-interest income	1,543	1,271

Non-interest expense
Salaries and employee benefits	3,624	3,754
Occupancy and equipment	678	600
FDIC and state banking fees	108	154
Collection expense	77	84
Amortization of intangible assets	—	14
Professional fees	176	76
Other non-interest expense	1,048	911

Total non-interest expense	5,711	5,593

Income before income taxes	11,110	9,290
State income tax expense	871	663

Net income	$10,239	$8,627

See accompanying notes to unaudited combined financial statements.

Clayton Banks

Combined statements of comprehensive income

(unaudited)

(dollars in thousands)

	Three Months Ended March 31,
	2017	2016
Net Income	$10,239	$8,627
Other comprehensive income, net of income taxes
Net change in unrealized gains on securities available for sale, net of tax effect	224	320

Total comprehensive income	$10,463	$8,947

See accompanying notes to unaudited combined financial statements.

Clayton Banks

Combined statements of changes in shareholder’s equity

(unaudited)

(dollars in thousands)

	Common stock	Additional paid in capital	Retained earnings	Accumulated other comprehensive income	Total shareholder’s equity
Balance, December 31, 2015	$4,202	$89,902	$101,242	$2,086	$197,432
Net income	—	—	8,627	—	8,627
Dividends declared	—	—	(11,000)	—	(11,000)
Other comprehensive income	—	—	—	320	320

Balance, March 31, 2016	$4,202	$89,902	$98,869	$2,406	$195,379

Balance, December 31, 2016	$4,202	$89,902	$118,389	$1,084	$213,577
Net income	—	—	10,239	—	10,239
Dividends declared	—	—	(10,450)	—	(10,450)
Other comprehensive income	—	—	—	224	224

Balance, March 31, 2017	$4,202	$89,902	$118,178	$1,308	$213,590

See accompanying notes to unaudited combined financial statements.

Clayton Banks

Combined statements of cash flows

(unaudited)

(dollars in thousands)

	Three Months Ended March 31,
	2017	2016

Cash flows from operating activities:
Net income	$10,239	$8,627
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation and amortization	134	154
Provision for loan losses	230	—
Net accretion of discounts and amortization of premiums on securities	39	61
Net gains on sales of securities	—	(1)
Net loss on sales of foreclosed real estate owned and fixed assets	51	117
Net change in:
Accrued interest receivable	128	(159)
Accrued interest payable	47	109
Other, net	(1,966)	609

Net cash flows from operating activities	8,902	9,517

Cash flows from investing activities
Available-for-sale securities
Maturities, prepayments and calls	2,053	2,006
Held-to-maturity securities
Maturities, prepayments and calls	86	917
Net change in loans	(17,580)	5,738
Purchases of premises and equipment	(78)	(4)
Proceeds from the sales of other real estate owned	76	523

Net cash from (used in) investing activities	(15,443)	9,180

Cash flows from financing activities:
Net change in deposits	10,285	20,423
Proceeds from FHLB advances	5,500	—
Repayments of FHLB advances	(8,515)	(15)
Proceeds (repayments) from federal funds purchased	387	(10,587)
Dividends paid	(12,852)	(11,000)

Net cash flows used in financing activities	(5,195)	(1,179)

Net change in cash and cash equivalents	(11,736)	17,518
Cash and cash equivalents at the beginning of the year	49,592	44,459

Cash and cash equivalents at the end of the year	$37,856	$61,977

Supplemental disclosures of cash flow information
Cash paid during year for:
Interest	$1,721	$1,524
Income taxes, net of refunds	869	576

Supplemental schedule of non-cash activities
Transfers from loans to other real estate owned	$3,528	$358
Transfers from loans to repossessed assets	3,333	—

See accompanying notes to unaudited combined financial statements.

Clayton Banks

Notes to combined financial statements (unaudited)

March 31, 2017

(dollars in thousands)

Note 1—Summary of significant accounting policies

Nature of Operations and Principles of Combination—The combined financial statements include Clayton Bank and Trust and American City Bank, together referred to as “Clayton Banks” or “the Banks.” Intercompany transactions and balances are eliminated in consolidation. The Banks are wholly-owned by Clayton HC Inc.

The Banks provide financial services through its branches in the counties of Chester, Blount, Knox, Madison, Tipton, Crockett, Henderson, Putnam, Franklin, Coffee, Moore, and Fayette, Tennessee. Their primary deposit products are checking, savings, and term certificate accounts, and their primary lending products are residential mortgage including Manufactured Housing, commercial, and installment loans. Substantially all loans are secured by specific items of collateral including business assets, consumer assets, and commercial and residential real estate. Commercial loans are expected to be repaid from cash flow from operations of businesses. However, the customers’ ability to repay their loans is dependent on the cash flow of borrowers, which can be impacted by the general economic conditions in the area.

Basis of Presentation—The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and general practices of the banking industry. The Combined Balance Sheet at December 31, 2016 has been derived from the audited combined financial statements included elsewhere within this prospectus. Certain prior period amounts have been reclassified to conform to the current period presentation without any impact on the reported amounts of net income or shareholders’ equity.

Use of Estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant changes in the near term relate to the determination of the allowance for loan loss, the valuation of real estate acquired in connection with foreclosures or in satisfaction of loans, the determination of the fair value of financial instruments, and the realization of deferred tax assets. In connection with the determination of the allowance for loan loss and the estimated fair value of real estate owned, management obtains independent appraisals for significant properties.

There are currently no new accounting policies that were not disclosed in the Bank’s December 31, 2016 audited financial statements included elsewhere within this prospectus except as described below.

Repossessed assets- includes other non-real estate, including notes receivable, vehicles and mobile homes carried at their estimated fair value.

Date of Management’s Review—Management has evaluated events and transactions occurring subsequent to the balance sheet date for items that should potentially be recognized or disclosed in these financial statements. The evaluation was conducted through the date of this registration statement, which is the date these financial statements were available to be issued. There were no other subsequent events that occurred after March 31, 2017, but prior to the issuance of these financial statements that would have a material impact on the Banks’ combined financial statements.

Clayton Banks

Notes to combined financial statements (unaudited)

March 31, 2017

(dollars in thousands)

Note 2—Securities

The fair value of available for sale securities and the related gross unrealized gains and losses recognized in accumulated other comprehensive income were as follows for March 31, 2017 and December 31, 2016:

March 31, 2017	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Mortgage-backed securities	$32,284	$817	$(69)	$33,032
State and municipal	17,440	664	(3)	18,101

	$49,724	$1,481	$(72)	$51,133

December 31, 2016	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Mortgage-backed securities	$34,378	$791	$(173)	$34,996
State and municipal	17,444	583	(42)	17,985

	$51,822	$1,374	$(215)	$52,981

The amortized cost, unrecognized gains and losses, and fair value of securities held to maturity were as follows:

March 31, 2017	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Mortgage-backed securities	$691	$27	$—	$718
State and municipal	12,910	462	—	13,372

	$13,601	$489	$—	$14,090

December 31, 2016	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Mortgage-backed securities	$777	$31	$—	$808
State and municipal	12,914	482	(4)	13,392

	$13,691	$513	$(4)	$14,200

Clayton Banks

Notes to combined financial statements (unaudited)

March 31, 2017

(dollars in thousands)

The amortized cost and fair value of debt securities at March 31, 2017, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	Available for sale		Held to maturity
	Amortized cost	Fair value	Amortized cost	Fair value
Due in one year	$—	$—	$300	$303
Due in one to five years	6,053	6,412	2,436	2,524
Due in five to ten years	6,140	6,304	7,168	7,424
Due in greater than ten years	5,247	5,385	3,006	3,121
Mortgage-backed securities	32,284	33,032	691	718

	$49,724	$51,133	$13,601	$14,090

There were no securities sold or redeemed during the first quarter of 2017. Securities carried at $53,498 and $55,560 at March 31, 2017 and December 31, 2016, respectively, were pledged to secure deposits and for other purposes as required or permitted by law.

At March 31, 2017 and December 31, 2016 there were no holdings of securities of any one issuer, other than the U.S. Government and its agencies, in an amount greater than 10% of shareholder’s equity.

The following table shows securities with unrealized losses and their fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at March 31, 2017 and December 31, 2016:

	Less than 12 months		12 months or more		Total
Description of Securities	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
March 31, 2017
Mortgage-backed securities	$1,103	$(49)	$4,406	$(20)	$5,509	$(69)
State and municipal	—	—	476	(3)	$476	$(3)

Total temporarily impaired	$1,103	$(49)	$4,882	$(23)	$5,985	$(72)

December 31, 2016
Mortgage-backed securities	$9,242	$(97)	$2,059	$(76)	$11,301	$(173)
State and municipal	4,197	(46)	—	—	$4,197	$(46)

Total temporarily impaired	$13,439	$(143)	$2,059	$(76)	$15,498	$(219)

Unrealized losses on debt securities have not been recognized into income because the issuers are of high credit quality (rated AA or higher), management has the intent and ability to hold for the foreseeable future, and the decline in fair value is largely due to changes in market interest rates. The fair value is expected to recover as the investments approach their maturity date.

Clayton Banks

Notes to combined financial statements (unaudited)

March 31, 2017

(dollars in thousands)

Note 3—Loans

A summary of loans outstanding by category at March 31, 2017 and December 31, 2016 follows:

	March 31, 2017	December 31, 2016
Construction and land	$116,828	$147,182
Commercial real estate	339,271	299,059
Commercial and agriculture	168,957	155,771
Consumer real estate	101,490	103,668
Consumer	21,605	23,349
Manufactured homes	318,042	323,541

	1,066,193	1,052,570
Less: Allowance for loan losses	(20,519)	(20,395)

Loans, net of unearned fees	$1,045,674	$1,032,175

For purposes of the disclosures required pursuant to the Banks’ adoption of ASU 2010-20, the Banks’ loan portfolio is disaggregated into portfolio segments and then further disaggregated into classes. A portfolio segment is defined as the level at which management develops and documents a systematic method for determining its allowance for loan losses. The Banks had the following loan portfolio segments—Construction and land; Commercial real estate; Commercial and agriculture; Consumer real estate; Consumer; and Manufactured homes loans. A class is generally determined based on the initial measurement attribute, risk characteristics of the loan, and the Banks’ method for monitoring and assessing credit risk. Classes within the Construction and land segment are Land acquisition, Commercial construction, and Residential construction. Classes within the Commercial real estate segment are Rental, Business and industrial, and Other. Classes within the Consumer segment are Auto, Credit cards and Other consumer.

The allowance for loan losses (ALLL) includes the following components—reserves for loans collectively evaluated for impairment (determined in accordance with FASB ASC 450-20 Contingencies) and reserves for loans individually evaluated for impairment (determined in accordance with FASB ASC 310-10 Receivables).

The reserves for loans collectively evaluated for impairment are determined based on an application of average historical charge-off percentages by loan portfolio segment, adjusted for loans internally assigned loan grades, and also adjusted for management’s evaluation of current economic events, trends, and conditions in accordance with FASB ASC 450-20 Contingencies. The Banks used a three-year average historical charge-off percentages.

The reserves for loans individually evaluated for impairment are determined based on the present value of the expected future repayments discounted at the loan’s effective interest rate, or for loans that are mainly dependent on the collateral for repayment, the estimated fair value of the collateral less estimated selling costs (net realizable value).

Clayton Banks

Notes to combined financial statements (unaudited)

March 31, 2017

(dollars in thousands)

A summary of the allowance for loan losses was as follows:

	March 31,
	2017	2016
Beginning balance	$20,395	$21,780
Provision for loan losses	230	—
Loans charged off	(364)	(437)
Recoveries	258	82

Ending balance	$20,519	$21,425

The following tables provide a detailed roll forward of the allowance for loan losses for the three months ended March 31, 2017 and 2016 by portfolio segment:

Three Months Ended March 31, 2017	Construction and land	Commercial real estate	Commercial and agriculture	Consumer real estate	Consumer	Manufactured homes	Total
Allowance for loan loss
Beginning balance	$1,660	$5,353	$2,900	$1,399	$480	$8,603	$20,395
Charge-offs	—	(16)	(63)	—	(78)	(207)	(364)
Recoveries	1	8	16	192	12	29	258
Provision	(110)	40	231	80	(11)	—	230

Ending balance	$1,551	$5,385	$3,084	$1,671	$403	$8,425	$20,519

Ending balance—individually evaluated for impairment	$—	$1,376	$1,456	$18	$41	$19	$2,910

Ending balance—collectively evaluated for impairment	$1,551	$4,009	$1,628	$1,653	$362	$8,406	$17,609

March 31, 2017
Loans
Ending balance—individually evaluated for impairment	$207	$10,430	$2,804	$1,880	$320	$14,342	$29,983
Ending balance—collectively evaluated for impairment	116,621	328,841	166,153	99,610	21,285	303,700	1,036,210

Ending balance total loans	$116,828	$339,271	$168,957	$101,490	$21,605	$318,042	$1,066,193

Clayton Banks

Notes to combined financial statements (unaudited)

March 31, 2017

(dollars in thousands)

Three Months Ended March 31, 2016	Construction and land	Commercial real estate	Commercial and agriculture	Consumer real estate	Consumer	Manufactured homes	Total
Allowance for loan loss
Beginning balance	$3,561	$6,582	$1,811	$1,446	$859	$7,521	$21,780
Charge-offs	(42)	—	(75)	(173)	(76)	(71)	(437)
Recoveries	3	8	11	8	21	31	82
Provision	—	—	—	—	—	—	—

Ending balance	$3,522	$6,590	$1,747	$1,281	$804	$7,481	$21,425

Ending balance—individually evaluated for impairment	$—	$2,402	$359	$344	$33	$—	$3,138

Ending balance—collectively evaluated for impairment	$3,522	$4,188	$1,388	$937	$771	$7,481	$18,287

December 31, 2016
Loans
Ending balance—individually evaluated for impairment	$1,668	$7,471	$2,816	$1,597	$440	$14,792	$28,784
Ending balance—collectively evaluated for impairment	145,514	291,588	152,955	102,071	22,909	308,749	1,023,786

Ending balance total loans	$147,182	$299,059	$155,771	$103,668	$23,349	$323,541	$1,052,570

The Banks use internally assigned loan grades as credit quality indicator. Loans are graded as Pass, Special Mention, or Substandard.

Pass—Loans considered to have a normal credit risk. The borrower has the apparent ability to satisfy its obligations to the Banks, and therefore no loss in ultimate collection is anticipated based on current facts and circumstances. Pass grade loans have reasonable collateral and low to normal loan to value ratios.

Special Mention—Loans considered to have a slightly above normal credit risk. These loans have potential weaknesses that deserve management’s close attention, and if left uncorrected, such potential weaknesses may result in an increased risk of loss in the future. Special Mention grade loans do not expose the Banks to sufficient risk to warrant adverse classification.

Substandard—Loans considered to be inadequately protected by the current net worth and financial capacity of the borrower or the collateral pledged, if any. These loans are characterized by the distinct possibility that the Bank will sustain some loss in the future, if the weaknesses are not corrected. Loss potential, while existing in the aggregate amount of the Substandard grade loans, does not have to exist in the individual loans classified as Substandard.

Clayton Banks

Notes to combined financial statements (unaudited)

March 31, 2017

(dollars in thousands)

The following table provides the balances of loans by loan classes disaggregated based on credit quality indicator—internally assigned loan grades as of March 31, 2017 and December 31, 2016:

March 31, 2017	Loan Grade			Total
Loan Class	Pass	Special mention	Substandard
Construction and land	$115,772	$841	$215	$116,828
Commercial real estate	307,041	19,233	12,997	339,271
Commercial & agriculture	165,814	201	2,942	168,957
Consumer real estate	97,439	1,852	2,199	101,490
Consumer	20,806	421	378	21,605
Manufactured homes	284,694	16,863	16,485	318,042

Total loans	$991,566	$39,411	$35,216	$1,066,193

December 31, 2016	Loan Grade			Total
Loan Class	Pass	Special mention	Substandard
Construction and land	$144,654	$852	$1,676	$147,182
Commercial real estate	265,044	20,854	13,161	299,059
Commercial & agriculture	152,063	716	2,992	155,771
Consumer real estate	97,988	3,614	2,066	103,668
Consumer	22,326	523	500	23,349
Manufactured homes	287,601	18,971	16,969	323,541

Total loans	$969,676	$45,530	$37,364	$1,052,570

Impaired loans individually evaluated for impairment in accordance with ASC 310 at March 31, 2017 and December 31, 2016 were as follows:

	March 31, 2017	December 31, 2016
Carrying value of total impaired loans	$29,983	$28,784
Amount of the direct allowance for loan losses allocated	2,910	2,669
Average of impaired loans during the period	29,384	35,549
Interest income recognized during impairment	347	1,406

Clayton Banks

Notes to combined financial statements (unaudited)

March 31, 2017

(dollars in thousands)

Impaired loans individually evaluated for impairment in accordance with ASC 310 disaggregated by class as of March 31, 2017 were as follows:

March 31, 2017 Loan Class	Recorded investment	Unpaid principal balance	Related allowance	Average recorded investment	Interest income recognized
Impaired loans with related allowance recorded
Construction and land	$—	$—	$—	$—	$—
Commercial real estate	4,791	4,898	1,376	4,571	10
Commercial & agriculture	1,755	1,810	1,456	1,733	21
Consumer real estate	234	242	18	218	4
Consumer	46	46	41	46	1
Manufactured homes	1,919	1,919	19	1,999	—

Total loans with related allowance recorded	$8,745	$8,915	$2,910	$8,566	$36

Loan Class	Recorded investment	Unpaid principal balance	Related allowance	Average recorded investment	Interest income recognized
Impaired loans with no related allowance recorded
Construction and land	$207	$1,381	$—	$938	$60
Commercial real estate	5,639	6,764	—	4,380	54
Commercial & agriculture	1,049	1,837	—	1,078	15
Consumer real estate	1,646	1,834	—	1,521	28
Consumer	274	496	—	335	6
Manufactured homes	12,423	13,393	—	12,568	148

Total loans with no related allowance recorded	21,238	25,705	—	20,818	311

Total impaired loans	$29,983	$34,620	$2,910	$29,384	$347

Clayton Banks

Notes to combined financial statements (unaudited)

March 31, 2017

(dollars in thousands)

Impaired loans individually evaluated for impairment in accordance with ASC 310 disaggregated by class as of December 31, 2016 were as follows:

December 31, 2016 Loan Class	Recorded investment	Unpaid principal balance	Related allowance	Average recorded investment	Interest income recognized
Impaired loans with related allowance recorded
Construction and land	$—	$—	$—	$—	$—
Commercial real estate	4,350	4,518	1,275	4,627	86
Commercial & agriculture	1,710	1,766	1,315	1,829	69
Consumer real estate	202	203	17	204	10
Consumer	45	45	40	2	—
Manufactured homes	2,079	2,078	22	2,198	—

Total loans with related allowance recorded	$8,386	$8,610	$2,669	$8,860	$165

Loan Class	Recorded investment	Unpaid principal balance	Related allowance	Average recorded investment	Interest income recognized
Impaired loans with no related allowance recorded
Construction and land	$1,668	$2,842	$—	$2,861	$8
Commercial real estate	3,121	4,200	—	4,485	125
Commercial & agriculture	1,106	1,860	—	2,949	82
Consumer real estate	1,395	1,648	—	1,930	63
Consumer	395	628	—	536	29
Manufactured homes	12,713	13,744	—	13,928	934

Total loans with no related allowance recorded	20,398	24,922	—	26,689	1,241

Total impaired loans	$28,784	$33,532	$2,669	$35,549	$1,406

Clayton Banks

Notes to combined financial statements (unaudited)

March 31, 2017

(dollars in thousands)

Impaired loans individually evaluated for impairment in accordance with ASC 310 disaggregated by class as of March 31, 2016 were as follows:

March 31, 2016 Loan Class	Average recorded investment	Interest income recognized
Impaired loans with related allowance recorded
Construction and land	$—	$—
Commercial real estate	6,888	47
Commercial & agriculture	1,037	9
Consumer real estate	1,012	14
Consumer	33	—
Manufactured homes	2,438	—

Total loans with related allowance recorded	$11,408	$70

Loan Class	Average recorded investment	Interest income recognized
Impaired loans with no related allowance recorded
Construction and land	$1,445	$1
Commercial real estate	6,037	62
Commercial & agriculture	1,931	20
Consumer real estate	2,505	33
Consumer	439	3
Manufactured homes	1,711	8

Total loans with no related allowance recorded	14,068	127

Total impaired loans	$25,476	$197

Non-performing loans were as follows at March 31, 2017 and December 31, 2016:

	March 31, 2017	December 31, 2016
Loans past due over 90 days still on accrual	$2,164	$1,270
Non-accrual loans	8,163	10,169

	$10,327	$11,439

Non-performing loans and impaired loans are defined differently. All non-performing loans were loans past due 90 days or greater and still on accrual or loans on non-accrual status as of March 31, 2017 and December 31, 2016. Impaired loans are loans for which, based on current information and events, it is considered probable that the Bank will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. Some loans may be included in both categories, whereas other loans may only be included in one category.

Clayton Banks

Notes to combined financial statements (unaudited)

March 31, 2017

(dollars in thousands)

Age analysis of past due loans disaggregated by class as of March 31, 2017:

March 31, 2017	30-89 days past due	Greater than 90 days	Non-accruals	Current and accruing interest	Total loans
Loan Class
Construction and land	$109	$—	$207	$116,512	$116,828
Commercial real estate	—	580	6,355	332,336	339,271
Commercial & agriculture	166	274	551	167,966	168,957
Consumer real estate	792	347	616	99,735	101,490
Consumer	225	124	163	21,093	21,605
Manufactured homes	4,203	839	271	312,729	318,042

Total loans	$5,495	$2,164	$8,163	$1,050,371	$1,066,193

Age analysis of past due loans disaggregated by class as of December 31, 2016:

December 31, 2016	30-89 days past due	Greater than 90 days	Non-accruals	Current and accruing interest	Total loans
Loan Class
Construction and land	$1,264	$1	$1,668	$144,249	$147,182
Commercial real estate	178	—	6,441	292,440	299,059
Commercial & agriculture	1,017	—	627	154,127	155,771
Consumer real estate	2,074	291	821	100,482	103,668
Consumer	491	69	277	22,512	23,349
Manufactured homes	14,362	909	335	307,935	323,541

Total loans	$19,386	$1,270	$10,169	$1,021,745	$1,052,570

Troubled debt restructurings (TDR)—as part of the Banks’ ongoing risk management practices, the Banks attempt to work with borrowers when necessary to extend or modify loan terms to better align with their current ability to repay. Extensions and modifications to loans are made in accordance with internal policies and guidelines which conform to regulatory guidance. Each occurrence is unique to the borrower and is evaluated separately. The Banks consider regulatory guidelines when restructuring loans to ensure that prudent lending practices are followed. As such, qualification criteria and payment terms consider the borrower’s current and prospective ability to comply with the modified terms of the loan.

A modification is classified as TDR if the borrower is experiencing financial difficulty and it is determined that the Banks have granted a concession to the borrower. The Banks may determine that a borrower is experiencing financial difficulty if the borrower is currently in default on any of its debt, or if it is probable that the borrower may default in the foreseeable future without a modification of its debt. Generally, a concession is granted when the Banks no longer expect to collect all amounts due at the original contractual rate subsequent to modification.

Clayton Banks

Notes to combined financial statements (unaudited)

March 31, 2017

(dollars in thousands)

Concessions could include reductions of interest rates, extension of the maturity date at a rate lower than current market rate for a new loan with similar risk, reduction of accrued interest, or principal forgiveness. When evaluating whether a concession has been granted, the Banks also consider whether the borrower has provided additional collateral or guarantors and whether such additions adequately compensate the Banks for the restructured terms. The assessments of whether a borrower is experiencing (or is likely to experience) financial difficulty and whether a concession has been granted is subjective in nature and management judgment is required when determining whether a modification is classified as TDR. The Banks’ determination whether a TDR is placed on nonaccrual status generally follows the same internal policies and procedures as for the other portfolio loans.

As of March 31, 2017 and December 31, 2016, the Company has a recorded investment in troubled debt restructurings of $23,211 and $21,755, respectively. The modifications included extensions of the maturity date and/or a stated rate of interest to one lower than the current market rate. The Company has allocated $708 and $677 of specific reserves for those loans at March 31, 2017 and December 31, 2016, respectively, and has committed to lend additional amounts totaling up to $1,233 and $1,167, respectively to these customers. Of these loans, $4,369 and $4,574 were classified as non-accrual loans as of March 31, 2017 and December 31, 2016, respectively.

There were no TDR’s that occurred during the three months ended March 31, 2017, additionally there were no payment defaults during the three months ended March 31, 2017 and 2016.

The following table reflects TDR occurring during the three months ended March 31, 2016 by class:

March 31, 2016 Loan Class	Number of contracts	Pre-modification outstanding recorded investment	Post-modification outstanding recorded investment	Charge-offs to specific reserves
Consumer real estate	1	$93	$93	$—

Total loans	1	$93	$93	$—

Note 4—Regulatory capital matters

Banks and bank holding companies are subject to regulatory capital requirements administered by federal banking agencies. Capital adequacy guidelines and, additionally for banks, prompt corrective action regulations involve quantitative measures of assets, liabilities, and certain off-balance-sheet items calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgments by regulators. Failure to meet capital requirements can initiate regulatory action.

Prompt corrective action regulations provide five classifications: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized, although these terms are not used to represent overall financial condition. If adequately capitalized, regulatory approval is required to accept brokered deposits. If undercapitalized, capital distributions are limited, as is asset growth and expansion, and capital restoration plans are required. As of March 31, 2017 and December 31, 2016, the most recent regulatory notifications categorized Clayton Bank and Trust, and American City Bank (the “Banks”) as

Clayton Banks

Notes to combined financial statements (unaudited)

March 31, 2017

(dollars in thousands)

well capitalized under the regulatory framework for prompt corrective action. There are no conditions or events since that notification that management believes have changed the Banks’ categories.

Actual and required capital amounts and ratios are presented below as of March 31, 2017 and December 31, 2016:

	Actual		For capital adequacy purposes		To be well capitalized under prompt corrective action provisions
March 31, 2017	Amount	Ratio	Amount	Ratio	Amount	Ratio
Total Capital to risk weighted assets
Clayton Bank and Trust	$165,595	18.34%	$72,220	8.00%	$90,275	10.00%
American City Bank	52,456	17.26%	24,311	8.00%	30,389	10.00%
Tier 1 (Core) Capital to risk weighted assets
Clayton Bank and Trust	154,232	17.08%	54,165	6.00%	54,165	6.00%
American City Bank	49,625	16.33%	18,233	6.00%	18,233	6.00%
Tier 1 (Core) Capital to average assets
Clayton Bank and Trust	154,232	17.54%	35,167	4.00%	43,959	5.00%
American City Bank	49,625	16.23%	12,234	4.00%	15,293	5.00%
Tier 1 (Common) Capital to risk weighted assets
Clayton Bank and Trust	154,232	17.08%	40,624	4.50%	58,678	6.50%
American City Bank	49,625	16.33%	13,675	4.50%	19,753	6.50%

	Actual		For capital adequacy purposes		To be well capitalized under prompt corrective
December 31, 2016	Amount	Ratio	Amount	Ratio	Amount	Ratio
Total Capital to risk weighted assets
Clayton Bank and Trust	$167,513	18.86%	$71,038	8.00%	$88,797	10.00%
American City Bank	50,454	16.87%	23,927	8.00%	29,909	10.00%
Tier 1 (Core) Capital to risk weighted assets
Clayton Bank and Trust	156,332	17.61%	53,278	6.00%	53,278	6.00%
American City Bank	47,736	15.96%	17,945	6.00%	17,945	6.00%
Tier 1 (Core) Capital to average assets
Clayton Bank and Trust	156,332	18.10%	34,557	4.00%	43,196	5.00%
American City Bank	47,736	16.48%	11,585	4.00%	14,481	5.00%
Tier 1 (Common) Capital to risk weighted assets
Clayton Bank and Trust	156,332	17.61%	39,959	4.50%	57,718	6.50%
American City Bank	47,736	15.96%	13,459	4.50%	19,441	6.50%

Clayton Banks

Notes to combined financial statements (unaudited)

March 31, 2017

(dollars in thousands)

Note 5—Loan commitments, contingencies and other related activities

Some financial instruments, such as loan commitments, credit lines, letters of credit, and overdraft protection, are issued to meet customer financing needs. These are agreements to provide credit or to support the credit of others, as long as conditions established in the contract are met, and usually have expiration dates. Commitments may expire without being used. Off-balance-sheet credit loss risk exists up to the face amount of these instruments, although material losses are not anticipated. The same credit policies are used to make such commitments as the ones used for loans, including obtaining collateral at exercise of the commitment.

The contractual amount of financial instruments with off-balance-sheet risk was as follows at year-end:

	March 31, 2017	December 31, 2016
Commitments to make Loans	$278,299	$243,068
Lines of Credit	2,127	1,653
Letters of Credit	6,532	6,878

In the normal course of business, the Banks are subject to various claims and litigation arising out of claims or other disputes. Because litigation is subject to many uncertainties and the outcome of individual litigated matters is not predictable with assurance, it is reasonably possible that some of the legal actions and claims could be filed and decided as unfavorable to the Banks. Although the amount of ultimate liabilities with respect to such matters cannot be ascertained, management, after evaluating current ongoing litigation or claims, believes that any resulting liability should not materially affect the financial position of the Banks.

Note 6—Fair value of financial instruments

ASC 820, “Fair Value Measurements and Disclosures,” defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The statement emphasizes that fair value is a market-based measurement, not an entity-specific measurement. Therefore, the fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability. ASC 820 establishes a three-level valuation hierarchy for disclosure of fair value measurements.

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2: Quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3: Significant unobservable inputs based on the Banks’ assumptions used to measure assets and liabilities at fair value.

The Banks utilize fair value measurements to record fair value adjustments to certain assets and liabilities. Following is a description of the valuation methodologies used for assets and liabilities measured at fair value, as well as the general classification of such assets and liabilities pursuant to the valuation hierarchy.

Clayton Banks

Notes to combined financial statements (unaudited)

March 31, 2017

(dollars in thousands)

Securities Available for Sale—Where quoted prices are available in an active market, securities are classified within Level 1 of the valuation hierarchy. Level 1 securities include highly liquid government securities and certain other products. If quoted market prices are not available, then fair values are estimated by using pricing models, quoted prices of securities with similar characteristics and are classified within Level 2 of the valuation hierarchy. Level 2 securities include mortgage-backed securities and municipal bonds. In certain cases, where there is limited activity or fair values are estimated using discounted cash flow models, securities are classified within Level 3 of the valuation hierarchy.

Impaired Loans—A loan is considered to be impaired when it is probable the Banks will be unable to collect all principal and interest payments due in accordance with the contractual terms of the loan agreement. Impaired loans are measured based on the present value of expected payments using the loan’s original effective rate as the discount rate, the loan’s observable market price, or the fair value of the collateral if the loan is collateral dependent. If the recorded investment in the impaired loan exceeds the measure of fair value, a valuation allowance may be established as a component of the allowance for loan losses or the expense is recognized as a charge-off. Impaired loans are classified within Level 3 of the hierarchy.

Other Real Estate Owned—Other real estate owned, consisting of properties obtained through foreclosure or in satisfaction of loans, is initially recorded at lower of carrying value or fair value, determined on the basis of current appraisals, comparable sales, and other estimates of value obtained principally from independent sources, adjusted for estimated selling costs. Other real estate owned is included in Level 3 of the valuation hierarchy.

The Banks had no liabilities measured at fair value on a recurring or non-recurring basis at March 31, 2017 and December 31, 2016.

Assets measured at fair value on a recurring basis as of March 31, 2017 and December 31, 2016 are as follows:

March 31, 2017	Level 1	Level 2	Level 3	Total
Investment securities available for sale
Mortgage-backed securities	$—	$33,032	$—	$33,032
State and municipal securities	—	18,101	—	18,101

Total	$—	$51,133	$—	$51,133

December 31, 2016	Level 1	Level 2	Level 3	Total
Investment securities available for sale
Mortgage-backed securities	$—	$34,996	$—	$34,996
State and municipal securities	—	17,985	—	17,985

Total	$—	$52,981	$—	$52,981

Clayton Banks

Notes to combined financial statements (unaudited)

March 31, 2017

(dollars in thousands)

Assets measured at fair value on a non-recurring basis as of March 31, 2017 and December 31, 2016 are as follows:

March 31, 2017	Level 1	Level 2	Level 3	Total
Other real estate owned	$—	$—	$27	$27
Impaired loans, net	—	—	9,883	9,883

Total assets at fair value	$—	$—	$9,910	$9,910

December 31, 2016	Level 1	Level 2	Level 3	Total
Other real estate owned	$—	$—	$1,315	$1,315
Impaired loans, net	—	—	16,471	16,471

Total assets at fair value	$—	$—	$17,786	$17,786

There were no transfers between Level 1, 2 or 3 during the periods presented.

The following methods and assumptions were used in estimating its fair value disclosure for financial instruments that are not measured at fair value.

Cash and Cash Equivalents—The carrying amounts of cash, due from banks, and federal funds sold approximate their fair value.

Loans—For variable-rate loans that reprice frequently and have no significant change in credit risk, fair values approximate carrying values. For other loans, fair values are estimated using discounted cash flow models, using current market interest rates offered for loans with similar terms to borrowers of similar credit quality.

Deposits, Federal Home Loan Bank Advances and Other Borrowed Funds—The carrying amounts of demand deposits, savings deposits and floating rate advances from the Federal Home Loan Bank approximate their fair values. Fair values for certificates of deposit, fixed rate advances from the Federal Home Loan Bank are estimated using discounted cash flow models using current market interest rates offered on certificates, advances and other borrowings.

Federal Funds Purchased—The carrying amounts of federal funds purchased approximate their fair value.

Clayton Banks

Notes to combined financial statements (unaudited)

March 31, 2017

(dollars in thousands)

Carrying amount and estimated fair values of financial instruments were as follows at March 31, 2017 and December 31, 2016:

March 31, 2017	Carrying amount	Level 1	Level 2	Level 3	Fair value
Financial Assets
Cash and cash equivalent	$37,856	$37,856	—	—	$37,856
Securities available for sale	51,133	—	51,133	—	51,133
Securities held to maturity	13,601	—	14,090	—	14,090
Loans, net	1,045,674	—	1,014,078	9,883	1,023,961
FHLB stock and securities	3,370	—	—	3,370	3,370
Accrued interest receivable	4,922	—	4,922	—	4,922

Financial Liabilities
Non maturing deposits	601,922	601,922	—	—	601,922
Time deposits	326,737	—	324,974	—	324,974
FHLB advances	49,399	—	50,451	—	50,451
Fed funds purchased	695	695	—	—	695
Accrued interest payable	600	—	600	—	600

December 31, 2016	Carrying amount	Level 1	Level 2	Level 3	Fair value
Financial Assets
Cash and cash equivalent	$49,592	$49,592	—	—	$49,592
Securities available for sale	52,981	—	52,981	—	52,981
Securities held to maturity	13,691	—	14,200	—	14,200
Loans, net	1,032,175	—	1,005,310	16,471	1,021,781
FHLB stock and securities	3,370	—	—	3,370	3,370
Accrued interest receivable	5,050	—	5,050	—	5,050

Financial Liabilities
Non maturing deposits	583,048	583,048	—	—	583,048
Time deposits	335,326	—	333,634	—	333,634
FHLB advances	52,414	—	52,780	—	52,780
Fed funds purchased	308	308	—	—	308
Accrued interest payable	553	—	553	—	553

Note 7—Related party transactions

The Banks offer loans in the ordinary course of business to our insiders, including our executive officers and directors, their related interests and immediate family members and other employees. Applicable law and our written credit policies require that loans to insiders be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties, and must not involve more than the normal risk of repayment or present other unfavorable features. Loans to non-insider

Clayton Banks

Notes to combined financial statements (unaudited)

March 31, 2017

(dollars in thousands)

employees and other non-insiders are subject to the same requirements and underwriting standards and meet our normal lending guidelines, except that non-insider employees and other non-insiders may receive preferential interest rates and fees as an employee benefit. Loans to individual employees, directors and executive officers must also comply with the Banks’ statutory lending limits and regulatory requirements regarding lending limits and collateral. All extensions of credit to the related parties must be reviewed and approved by the Banks’ Boards of Directors. Directors with a personal interest in any loan application are excluded from the consideration of such loan application. The Banks have made loans to directors and executive officers.

Such loans amounted to $46,007 (representing 36 loans) and $46,107 (representing 38 loans) at March 31, 2017 and December 31, 2016, respectively.

Deposits from principal officers, directors and their affiliates were $87,444 and $42,894 at March 31, 2017 and December 31, 2016, respectively.

At March 31, 2017 and December 31, 2016, Clayton HC, Inc. had cash balances on deposit with Clayton Bank and Trust totaling $41,322 and $28,170, respectively, for ongoing corporate needs.

The Banks also have available lines of credit (or the equivalent thereof) with the majority shareholder totaling approximately $52,000 as of March 31, 2017 and December 31, 2016. There was no balance outstanding on those lines at March 31, 2017 or December 31, 2016.

The Banks entered into aircraft time sharing agreement, dated July 2015, with companies controlled by the majority shareholder, (CFA Holdings LLC and CF Services LLC), pursuant to which the Banks have the right to use, from time to time, an aircraft leased and operated by CFA Holdings. This replaces the previous agreement entered into during 2007. CFA Holdings and CF Services LLC bill the Banks for usage of the aircraft based on hours of use and operating costs. During the three months ended March 31, 2017 and 2016 the banks paid CFA Holdings and CF Services $61 and $15, respectively, under the aviation timesharing agreement for the use of the aircraft.

Clayton Bank and Trust leases branch space from Clayton HC, Inc. Annual lease for space is $6 per year. Clayton HC has a management agreement with Clayton Bank and Trust to provide support for collection of debts, management of ORE, accounting and other management duties, amounting to $46 and $46 during the three months ended March 31, 2017 and 2016, respectively.

Apex Bank, 50% owned by Clayton HC, has a management agreement with Clayton Bank and Trust to provide support for IT and other management duties, amounting to $5 and $5 during the three months ended March 31, 2017 and 2016, respectively.